UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 6, 2019

ENLINK MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	001-36340	16-1616605
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1722 ROUTH STREET, SUITE 1300 DALLAS, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE SECURITIES EXCHANGE ACT OF 1934: NONE

Title of Each Class	Symbol	Name of Exchange on which Registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure and Appointments

On August 6, 2019, EnLink Midstream, LLC (“ENLC”) announced that Michael J. Garberding would depart ENLC, including his positions as President, Chief Executive Officer, and director of EnLink Midstream Manager, LLC (the “Manager”), the managing member of ENLC, and the same positions of EnLink Midstream GP (the “General Partner”), the general partner of EnLink Midstream Partners, LP (“ENLK” and together with ENLC, “EnLink”), in each case, effective as of August 8, 2019. However, Mr. Garberding will remain with EnLink in a non-executive capacity through September 1, 2019 in order to assist with transition matters. Mr. Garberding’s departure did not result from a disagreement with the Manager or the General Partner.

On August 6, 2019, the Board of Directors of the Manager (the “Manager Board”) appointed Mr. Davis as Chief Executive Officer of the Manager, and the Board of Directors of the General Partner (the “General Partner Board”) appointed Mr. Davis as Chief Executive Officer of the General Partner, in each case, effective as of August 8, 2019. In addition, Mr. Davis’ title of Executive Chairman of the Manager Board and the General Partner Board was changed to Chairman as of the same date.

Also on August 6, 2019, GIP III Stetson I, L.P., in its capacity as the sole member of the Manager, elected and appointed Thomas W. Horton to serve on the Manager Board, effective as of August 8, 2019. Mr. Horton, as a Partner of Global Infrastructure Partners, will not receive any separate compensation for his service as director. Mr. Horton will not sit on any committee of the Manager Board.

Biographical information for each of Messrs. Davis and Horton is set forth below:

Barry E. Davis, 57, became Executive Chairman of EnLink in January 2018, after serving as Chief Executive Officer of EnLink since the company was created in 2014. He led EnLink’s predecessor, Crosstex Energy, from its founding in 1996 through the 2014 business combination of Crosstex with midstream assets from Devon Energy Corp., which created EnLink. Under his leadership, EnLink has evolved into a leading, integrated midstream company with a strong financial foundation and a diverse geographic footprint in several top U.S. basins. In addition to serving on the Board of Directors for EnLink, Mr. Davis is a Trustee of Texas Christian University (TCU) and a board member of the Kirby Corp. and several other civic and nonprofit organizations.

Thomas W. Horton, 57, is a Partner at Global Infrastructure Partners (“GIP”). Prior to joining GIP, Mr. Horton was a senior advisor at Warburg Pincus, LLC, a private equity firm from 2015 to 2019. Mr. Horton was the chairman of American Airlines Group, Inc., from 2013 to 2014, and chairman, president and chief executive officer of American Airlines, Inc., and AMR Corporation from 2011 to 2013, after being named president of American in 2010. Previously, he served as executive vice president and chief financial officer of AMR and American from 2006 to 2010, and vice chairman and chief financial officer of AT&T Corporation from 2002 to 2006. Mr. Horton currently serves as a lead director of General Electric Co. and Walmart Inc. He also serves on the executive board of the Cox School of Business at SMU. Mr. Horton was selected to serve as a director due to, among other factors, his extensive executive and financial experience, business expertise and leadership skills.

Mr. Garberding’s departure will constitute a “Qualifying Termination” under the terms of his Amended and Restated Change in Control Agreement, and under the terms of the outstanding restricted incentive units (including performance-based restricted incentive units) granted to Mr. Garberding under the EnLink Midstream, LLC 2014 Long-Term Incentive Plan and the EnLink Midstream GP, LLC Long-Term Incentive Plan.

Indemnification Agreement

ENLC has a practice of entering into indemnification agreements (the “Indemnification Agreements”) with each of the Manager’s directors and executive officers (collectively, the “Indemnitees”). In connection with his appointment to the Manager Board, ENLC entered into an Indemnification Agreement with Mr. Horton. Under the terms of the Indemnification Agreements, ENLC agreed to indemnify and hold each Indemnitee harmless from and against any and all losses, claims, damages, liabilities, judgments, fines, taxes (including ERISA excise taxes), penalties (whether civil, criminal, or other), interest, assessments, amounts paid or payable in settlements, or other amounts and any and all “expenses” (as defined in the Indemnification Agreements) arising from any and all threatened, pending, or completed claims, demands, actions, suits, proceedings, or alternative dispute mechanisms, whether civil, criminal, administrative, arbitrative, investigative, or otherwise, whether made pursuant to federal, state, or local law, whether formal or informal, and including appeals, in each case, which the Indemnitee may be involved, or is threatened to be involved, as a party, a witness, or otherwise, including any inquiries, hearings, or investigations that the Indemnitee determines might lead to the institution of any proceeding, related to the fact that Indemnitee is or was a director, manager, or officer of ENLC or the Manager, or is or was serving at the request of the ENLC or the Manager, each as applicable, as a manager, managing member, general partner, director, officer, fiduciary, trustee, or agent of any other entity, organization, or person of any nature. ENLC has also agreed to advance the expenses of an Indemnitee relating to the foregoing. To the extent that a change in the laws of the State of Delaware permits greater indemnification under any statute, agreement, organizational document, or governing document than would be afforded under the Indemnification Agreements as of the date of the Indemnification Agreements, the Indemnitee shall enjoy the greater benefits so afforded by such change.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the Form of Indemnification Agreement, the form of which was filed as Exhibit 10.1 to ENLC’s Current Report on Form 8-K dated July 17, 2018, filed with the Securities and Exchange Commission on July 23, 2018, and which is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On August 6, 2019, ENLC issued a press release announcing the appointments and resignation described in Item 5.02 of this Current Report. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release dated August 6, 2019.

104	—	Cover Page Interactive Data File.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM PARTNERS, LP

	By:	EnLink Midstream GP, LLC, its General Partner

Date: August 8, 2019	By:	/s/ Eric D. Batchelder
Eric D. Batchelder
Executive Vice President and Chief Financial Officer

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